UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549

                     ------------------------------------


                                   FORM 8-K

                CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)
                                      OF
                     THE SECURITIES EXCHANGE ACT OF 1934

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                                DATE OF REPORT
              (Date of Earliest Event Reported): March 11, 1999


                                NATURADE, INC.
              (Exact Name of Registrant as Specified in Charter)

         DELAWARE
     (State or Other          33-7106-A               23-2442709
      Jurisdiction of        (Commission             (IRS Employer
      Incorporation)         File Number)            Identification No.)


                           7110 EAST JACKSON STREET
                         PARAMOUNT, CALIFORNIA 90723
                   (Address of Principal Executive Offices)

                        Registrant's Telephone Number,
                     Including Area Code: (562) 531-8120























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Item 5.  OTHER EVENTS

         On March 11, 1999, a civil judgment was entered against Naturade, Inc., (the "Registrant") for a total of $2,774,000 by the U.S. Bankruptcy Court for the Northern District of Texas following a bench trial in a proceeding styled Jeffrey H. Mims, Trustee v. Kennedy Capital Management, Inc., Anthony Roth, David Wynne and Naturade, Inc., adversary no. 397-3452. As previously reported, this proceeding was initiated by the Trustee in the Chapter 7 bankruptcy case of Performance Nutrition, Inc. ("PNI"). The court's award was based on findings against the Registrant of aiding and abetting a breach of fiduciary duty by PNI management, conspiracy to breach fiduciary duty, tortious interference with contract and unjust enrichment. The court also awarded the plaintiff pre-judgment and post-judgment interest. The Registrant is studying the judgment and is considering its options.









































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         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   NATURADE, INC.


                                   By:  /s/ Bill D. Stewart
                                        -----------------------
                                        Bill D. Stewart,
                                        Chief Executive Officer

Dated: March 16, 1999









































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